SCHEDULE 14C
(RULE 14C-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. _______)

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[ ]	Preliminary information statement	[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d) (2)).

[X]	Definitive information statement

Ivy Funds
Delaware Pooled Trust
Ivy Variable Insurance Portfolios

(Name of Registrant as Specified in Its Charter)

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IVY FUNDS
Nomura Climate Solutions Fund (formerly, Macquarie Climate Solutions Fund)
Nomura Natural Resources Fund (formerly, Macquarie Natural Resources Fund)

DELAWARE POOLED TRUST
Nomura Global Listed Real Assets Fund (formerly, Macquarie Global Listed Real Assets Fund)

IVY VARIABLE INSURANCE PORTFOLIOS
Nomura VIP Energy Series (formerly, Macquarie VIP Energy Series)
Nomura VIP Natural Resources Series (formerly, Macquarie VIP Natural Resources Series)

100 Independence, 610 Market Street
Philadelphia, PA 19106-2354

JOINT INFORMATION STATEMENT

This Joint Information Statement is being furnished on behalf of the Board of Trustees (“Trustees” or “Board”) of Ivy Funds, Delaware Pooled Trust and Ivy Variable Insurance Portfolios (each a “Trust” and together, the “Trusts”) to inform shareholders of the funds listed above (each a “Fund” and together, the “Funds”) about recent changes related to the Funds’ sub-advisory arrangement.  The changes were approved by the Board on the recommendation of the Fund’s investment manager, Delaware Management Company (the “Manager”), without shareholder approval as is permitted by an order of the U.S. Securities and Exchange Commission (“SEC”).  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A Notice of Internet Availability of Joint Information Statement relating to this Joint Information Statement (“Notice”) was mailed beginning on or about December 10, 2025 to shareholders of record of each Fund as of December 4, 2025 (the “Record Date). The Joint Information Statement is available on the Funds’ website at nomuraassetmanagement.com/literature (with respect to the retail Funds) and nomuraassetmanagement.com/vip-literature (with respect to the variable insurance Funds) on or about December 10, 2025 until at least May 10, 2026. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary or your insurance company, or by calling the Funds’ service agent toll free at 800-523-1918.

INTRODUCTION

The Manager is the investment manager to each series of the Trusts, including the Funds. Pursuant to “manager of managers” authority, the Manager, subject to approval by the Board, is permitted to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trusts or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as investment advisor or sub-advisor of the fund. In order to use the “manager of managers” authority discussed above, the Manager, the Trusts, and certain affiliates requested and received an exemptive order from the SEC on January 17, 2017 (the “SEC Order”).  The SEC Order exempts the Manager, the Trusts and other affiliates from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the Board, subject to certain conditions, to appoint new sub-advisors and approve new sub-advisory agreements on behalf of the Trusts without shareholder approval.  The Manager has ultimate responsibility (subject to oversight by the Board) to supervise the sub-advisors and recommend the hiring, termination, and replacement of the sub-advisors to the Board.

Consistent with the terms of the SEC Order, at a meeting held on August 12-13, 2025  (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” of the Trusts or of the Manager (the “Independent Trustees”) approved new sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and Van Eck Associates Corporation (“VanEck”), under which VanEck would serve as a sub-advisor for the Funds.

The Trusts and the Manager have agreed to comply with certain conditions when acting in reliance on the relief granted in the SEC Order. These conditions require, among other things, that within ninety (90) days of hiring a new sub-advisor, the affected fund will notify the shareholders of the fund of the changes. The Notice provides such notice of the changes and this Joint Information Statement presents additional details regarding VanEck and the Sub-Advisory Agreements.

THE INVESTMENT MANAGER

The Manager is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and is a series of Nomura Investment Management Business Trust, which is an indirect subsidiary of Nomura Asset Management International Inc., which in turn is an indirect subsidiary, and subject to the ultimate control, of Nomura Holdings, Inc. (“Nomura”).  The Manager is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended.

The Manager provides investment advisory services to the Funds pursuant to an investment management agreement dated December 1, 2025 (replacing the former investment management agreement dated January 4, 2010) between the Trusts and the Manager, as amended (the “Management Agreement”).  The Management Agreement was approved by the Board, including a majority of the Independent Trustees, at a meeting held on August 12-13, 2025 and became effective on December 1, 2025. The Trusts employ the Manager to generally manage the investment and reinvestment of the assets of the Funds.  In so doing, the Manager may hire one or more sub-advisors to carry out the investment program of the Funds, subject to the approval of the Board. The Manager continuously reviews and supervises the investment program of the Funds. The Manager furnishes regular reports to the Board regarding the investment program and performance of the Funds.

Pursuant to the Management Agreement, the Manager has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors, to manage the investment operations and composition of the Funds, and to render investment advice for the Funds, including the purchase, retention, and disposition of investments, securities, and cash held by the Funds. The Management Agreement obligates the Manager to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the Funds’ investment objective(s), policies, and restrictions. Under the Management Agreement, the Trusts will bear the expenses of conducting their business. In addition, the Manager pays the salaries of all officers and Trustees of the Trusts who are officers, directors, or employees of the Manager or its affiliates.

As compensation for the services rendered under the Investment Management Agreement, the Funds pay the Manager an annual management fee as a percentage of average daily net assets as described in Exhibit A. During the last fiscal year, the Funds paid investment management fees, after any applicable waivers, to the Manager as described in Exhibit B.

For the Nomura Global Listed Real Assets Fund’s fiscal year ended October 31, 2025, the Manager paid aggregate investment sub-advisory fees of $211,161 to VanEck, who began serving as a sub-advisor effective October 1, 2025, and to the Fund’s other sub-advisors. For the fiscal year ended October 31, 2025, the annualized investment sub-advisory fees as a percentage of the Fund’s average daily net assets were 0.19%.

The name and principal occupation of each executive officer of DMC is listed below. The address of each officer is 100 Independence, 610 Market Street, Philadelphia, PA 19106.

Officer	Position
Shawn K. Lytle	President/Chief Executive Officer
Michael F. Capuzzi	Senior Vice President/U.S. Chief Operating Officer/Managing Director
Richard Salus	Senior Vice President/Global Head of Fund Services/Managing Director
David F. Connor	Senior Vice President/General Counsel/Secretary/Managing Director
Marty Wolin	Senior Vice President/Chief Compliance Officer/Anti-Money Laundering Officer/Managing Director

VAN ECK ASSOCIATES CORPORATION

VanEck, headquartered at 666 Third Avenue, New York, NY 10017, was approved by the Board to serve as a sub-advisor to the Funds at the Meeting. VanEck is registered as an investment advisor with the SEC. As of December 31, 2024, VanEck’s total assets under management were approximately $114 billion.  The effective date for VanEck’s hiring was October 1, 2025, which is the day it began sub-advising the Funds.

VanEck is not affiliated with the Manager, and VanEck discharges its responsibilities subject to the oversight and supervision of the Manager. VanEck is compensated out of the fees that the Manager receives from the Funds. There will be no increase in the advisory fees paid by the Funds to the Manager as a consequence of the implementation of the Sub-Advisory Agreements. The fees paid by the Manager to VanEck depend upon the fee rates negotiated by the Manager and approved by the Board and on the percentage of the Funds’ assets allocated to VanEck by the Manager. In accordance with procedures adopted by the Board, VanEck may effect Fund portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law. The Sub-Advisory Agreements are dated December 1, 2025 following the termination of VanEck’s initial sub-advisory agreements with DMC, which were dated October 1, 2025 and which were terminated automatically (as required by the 1940 Act) effective December 1, 2025 due to the closing of Nomura’s acquisition of DMC and certain of its affiliated U.S. and European public asset management businesses from Macquarie Group, Ltd.

VanEck serves as an investment advisor or sub-advisor to the registered investment companies listed below, each of which has an investment objective similar to the Funds’ investment objectives.

Fund	Assets as of June 30, 2025	Effective Advisory Fee Rate (as a percentage of daily net assets)
VanEck Global Resources Fund	$497 million across all share classes	1.00% of net assets up to $2.5 billion 0.90% thereafter
VanEck VIP Global Resources Fund	$284 million	1.00% of net assets up to $500 million 0.90% of the next $250 million of net assets 0.70% thereafter

The names and principal occupations of the principal executive officers and/or directors of VanEck are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with VanEck, is 666 Third Avenue, New York, NY 10017:

Name	Title with VanEck
Jan van Eck	President/Chief Executive Officer
Kristen Capuano	Chief Marketing Officer, co-Chief Operating Officer
John Crimmins, CPA	CFO Funds & ETFs
Igor Draytsel	Chief Information Security Officer
F. Michael Gozzillo	Chief Compliance Officer
Greg Krenzer, CFA	Head of Investment Risk, co-Chief Operating Officer
Adam Phillips	Chief Operating Officer - ETFs
Richard Potocki	Head of U.S. Distribution
Lee Rappaport	Chief Financial Officer
Megan Rapple	Global Head of Human Resources
Jonathan Simon	General Counsel/Secretary
Jonathan Wang	Chief Technology Officer

THE SUB-ADVISORY AGREEMENTS

The Sub-Advisory Agreements were approved by the Board at the Meeting, which was called for the purpose of approving the Sub-Advisory Agreements for an initial term of two years. Thereafter, continuance of the Sub-Advisory Agreements will require the annual approval of the Board, including a majority of the Independent Trustees. The Sub-Advisory Agreements provide that they will terminate automatically in the event of their assignment.

The terms of the initial Sub-Advisory Agreements with DMC dated October 1, 2025, which were terminated following Nomura’s acquisition of DMC effective December 1, 2025, and the subsequent Sub-Advisory Agreements with DMC dated December 1, 2025 are identical. Each of these Sub-Advisory Agreements are substantially similar to the terms of the Funds’ former sub-advisory agreements between the Manager and each of its former affiliated sub-advisors, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, and Macquarie Investment Management Europe Limited, except for the provision relating to the sub-advisory fees.

The Sub-Advisory Agreements for the Funds other than the Nomura Global Listed Real Assets Fund provide that VanEck, among other duties, will make all investment decisions for its allocated portion of the Funds’ investment portfolio in accordance with the Funds’ investment objectives, policies, and restrictions. VanEck, subject to the supervision of the Board and the Manager, will conduct an ongoing program of investment, evaluation, and, if appropriate, sale and reinvestment of its allocated portion of the Funds’ assets. VanEck also will perform certain other administrative and compliance-related functions in connection with the management of its allocated portion of the Funds’ investment portfolio. The Sub-Advisory Agreements for the Nomura Global Real Listed Assets Fund provides that VanEck, among other duties, will provide non-discretionary model portfolio and allocations recommendations for the Fund’s natural resources sleeve.

The VanEck Sub-Advisory Agreements provide for VanEck to be compensated based on the average daily net assets of the Funds allocated to VanEck. VanEck is compensated from the fees that the Manager receives from the Funds.  VanEck generally will pay all expenses it incurs in connection with its activities under the Sub-Advisory Agreements, other than the costs of the Funds’ portfolio securities and other investments.

The Sub-Advisory Agreements may be terminated without the payment of any penalty by: (i) the Manager or the Trusts, at any time, without the payment of a penalty, on written notice to VanEck of the Investment Manager’s or the Trusts’ intention to do so, in the case of the Trusts pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Funds, or (ii) VanEck, on not less than sixty (60) days' written notice to the Manager and the Trusts.

THE MANAGER’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS REGARDING THE SUB-ADVISORY AGREEMENTS

The Manager recommended the approval of the Sub-Advisory Agreements. In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information about VanEck, including its personnel, operations and financial condition, which had been provided by VanEck. The Board also reviewed material furnished by Manager, including: a memorandum from Manager reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by VanEck; research and analysis concerning Manager’s proposal of VanEck; a description of VanEck’s proposed sub-advisory fees under the Sub-Advisory Agreements, along with fees that VanEck charges other comparable investment companies or accounts; information concerning VanEck’s organizational structure and the experience of its investment management personnel; a “due diligence” summary report describing various material items in relation to VanEck’s personnel, organization and policies; a copy of VanEck’s Form ADV brochure, summaries of VanEck’s compliance policies and procedures and its Code of Ethics; and copies of the Sub-Advisory Agreements.

In considering such materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. In this regard, the Independent Trustees reviewed with independent legal counsel their duties and obligations in connection with the review of the Sub-Advisory Agreements and discussed, in detail, the matters related to such approval. The materials prepared by DMC specifically in connection with the approval of the Sub-Advisory Agreements were sent to the Independent Trustees in advance of the Meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, Extent and Quality of Services. The Board considered the nature, quality, and extent of services that VanEck would provide as a sub-advisor to the Funds. The Board took into account the investment process to be employed by VanEck in connection with the sub-advisor’s responsibilities in conjunction with DMC in managing the Funds, and the qualifications and experience of VanEck’s portfolio management team with regard to implementing the investment mandate of the Funds, including that the team is led by two portfolio managers who formerly worked at Macquarie and acted as portfolio managers to the Funds or provided investment advice to the Funds’ portfolio management team. The Board considered VanEck’s organization, personnel, and operations. The Trustees also considered the Manager’s review and recommendation process with respect to VanEck, and the Manager’s favorable assessment as to the nature, quality, and extent of the sub-advisory services expected to be provided by VanEck to the Funds. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by VanEck to the Funds and their shareholders and was confident in the abilities of VanEck to provide quality services to the Funds and their shareholders.

Investment Performance. In evaluating performance, the Board recognized that VanEck had not yet managed the Funds but that members of the portfolio management team had previously served as portfolio managers for the Funds or provided investment advice to the Funds’ portfolio management team. The Board noted the Manager’s favorable representation of VanEck’s performance in managing other funds with similar strategies. The Board also considered the Manager’s representation that the Manager would continue to provide oversight and monitor VanEck’s services.

Sub-advisory Fees. The Board considered the appropriateness of the sub-advisory fees in light of the nature, extent, and quality of the sub-advisory services to be provided by VanEck. The Board noted that the sub-advisory fees are paid by the Manager to VanEck and are not additional fees borne by the Funds, and that the management fee paid by the Funds to the Manager would stay the same at current asset levels. The Board concluded that in light of the quality and extent of the services to be provided and the business relationships between the Manager and the Sub-Advisor, the proposed fee arrangement was reasonable.

Profitability, Economies of Scale and Fall-Out Benefits. Information about VanEck’s profitability from its relationship with the Funds was not available because it had not begun to provide services to the Funds. The Trustees noted that economies of scale are shared with the Funds and their shareholders through investment management fee breakpoints so that as the Funds grows in size, its effective investment management fee rate declines, and they also noted that DMC had put in place a fee waiver for the Funds that was currently in effect. The Board was also provided with information on potential fall-out benefits derived or to be derived by VanEck in connection with its relationship to the Funds, such as soft dollar arrangements.

GENERAL INFORMATION
Distributor

The Funds’ distributor, Delaware Distributors, L.P. (“Distributor”), located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Funds’ shares under a Distribution Agreement dated December 1, 2025. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the retail class shares under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of Nomura Asset Management International Inc. and, therefore, of Nomura. The Distributor has agreed to use its best efforts to sell shares of the Funds. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contracting the Distributor or the Trusts. The Distributor also serves as the national distributor for the Nomura Funds. The Board annually reviews fees paid to the Distributor.

Transfer Agent, Administrator, and Fund Accountant

Delaware Investments Fund Services Company (“DIFSC”), located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the Trusts’ shareholder servicing, dividend disbursing, and transfer agent. DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of Fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. Additionally, DIFSC manages the process for the payment of dividends and distributions and the dissemination of Fund net asset values and performance data.  DIFSC is an affiliate of the Manager, and is an indirect subsidiary of Nomura Asset Management International Inc. and, therefore, of Nomura.

The Bank of New York Mellon, located at 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ net asset value and providing financial reporting information, regulatory compliance testing and other related accounting services.

Payments to Affiliated Brokers

During the last fiscal year, the Funds did not pay any commissions to affiliated brokers.

Shares Outstanding

The table in Exhibit C shows the number of shares outstanding as of the Record Date for each class of the Funds.

Record of Beneficial Ownership

As of Record Date, the shareholders holding 5% or more of total outstanding shares of any Class of shares of each Fund are described in Exhibit D. As of Record Date, the Manager believes that the Funds’ officers and Trustees directly owned less than 1% of the outstanding shares of each Class of each Fund.

Householding

Only one copy of the Notice may be mailed to households, even if more than one person in a household is a shareholder of record of a Fund as of the Record Date, unless the Trust has received instructions to the contrary. Additional copies of the Notice or copies of the Joint Information Statement may be obtained, without charge, by contacting your participating securities dealer or other financial intermediary or, if you own Fund shares directly through the Fund’s service agent, by calling the Fund’s service agent toll free at 800 914-0278. If you do not want the mailing of the Notice or the Joint Information Statement, as applicable, to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact your participating securities dealer or other financial intermediary or, if you own Fund shares directly through the Fund’s service agent, by calling the Fund’s service agent.

Financial Information

Shareholders can obtain a copy of each Fund’s most recent Annual and Semiannual Reports, without charge, by contacting their participating securities dealer or other applicable financial intermediary or, if a shareholder owns Fund shares directly through the Fund's service agent, by calling the Fund’s service agent toll free at 800 914-0278.

EXHIBIT A
MANAGEMENT FEE SCHEDULE
As compensation for services rendered under the Investment Management Agreement, the Manager is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of the Funds:

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Nomura Climate Solutions Fund
0.85% of net assets up to $1 billion
0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.76% of net assets over $3 billion and up to $5 billion
0.75% of net assets over $5 billion and up to $10 billion
0.74% of net assets over $10 billion

Nomura Natural Resources Fund
0.85% of net assets up to $1 billion
0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.76% of net assets over $3 billion and up to $5 billion
0.73% of net assets over $5 billion and up to $10 billion
0.70% of net assets over $10 billion

Nomura Global Listed Real Assets Fund	0.75% on the first $500 million 0.70% on the next $500 million 0.65% on the next $1.5 billion 0.60% on assets in excess of $2.5 billion
Nomura VIP Energy Series	0.85% of net assets up to $1 billion 0.83% of net assets over $1 billion and up to $2 billion 0.80% of net assets over $2 billion and up to $3 billion 0.76% of net assets over $3 billion
Nomura VIP Natural Resources Series
0.85% of net assets up to $1 billion
0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.76% of net assets over $3 billion and up to $5 billion
0.73% of net assets over $5 billion and up to $10 billion
0.70% of net assets over $10 billion

EXHIBIT B
MANAGEMENT FEES PAID
During the fiscal year ended March 31, 2025, the Fund paid the following investment management fees to the Manager:

Fund	Management Fees Paid
Nomura Climate Solutions Fund	$1,068,086 earned $743,214 paid $324,872 waived
Nomura Natural Resources Fund	$1,604,427 earned $1,475,399 paid $129,028 waived

During the fiscal year ended October 31, 2025, the Fund paid the following investment management fees to the Manager:

Fund	Management Fees Paid
Nomura Global Listed Real Assets Fund	$823,521 earned $510,846 paid $312,675 waived

During the fiscal year ended December 31, 2024, the Fund paid the following investment management fees to the Manager:

Fund	Management Fees Paid
Nomura VIP Energy Series	$686,540 earned $666,441 paid $20,099 waived
Nomura VIP Natural Resources Series	$681,839 earned $681,839 paid $0 waived

EXHIBIT C
NUMBER OF SHARES OF THE FUND OUTSTANDING
As of the Record Date

Fund	Shares Outstanding
Nomura Climate Solutions Fund	Class C: 302,376.735 Institutional Class: 3,225,487.364 Class R6: 149,268.897 Class R: 1,456,991.242 Class Y: 234,374.882 Total: 9,442,969.851	Class A: 4,074,470.731
Nomura Natural Resources Fund	Class C: 128,432.563 Institutional Class: 2,439,234.275 Class R6: 205,937.678 Class R: 389,602.949 Class Y: 505,970.116 Total: 9,928,678.490	Class A: 6,259,500.909
Nomura Global Listed Real Assets Fund	Class C: 19,833.360 Institutional Class: 4,919,058.302 Class R6: 363,071.674 Class R: 169,442.126 Total: 7,789,465.040	Class A: 2,318,059.578
Nomura VIP Energy Series	Service Class: 96,839.327 Total: 14,428,268.693	Standard Class: 14,331,429.366
Nomura VIP Natural Resources Series	Total: 14,596,110.164	Service Class: 14,596,110.164

EXHIBIT D
As of the Record Date, the Manager believes the following shareholders held of record 5% or more of the outstanding shares of each Class of each Fund. The Manager does not have knowledge of beneficial owners.
Fund/Class	Name and Address of Account	Percentage
NOMURA CLIMATE SOLUTIONS FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	59.71%
NOMURA CLIMATE SOLUTIONS FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.20%
NOMURA CLIMATE SOLUTIONS FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.36%
NOMURA CLIMATE SOLUTIONS FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	7.18%
NOMURA CLIMATE SOLUTIONS FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	9.81%

NOMURA CLIMATE SOLUTIONS FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	17.33%
NOMURA CLIMATE SOLUTIONS FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	14.50%
NOMURA CLIMATE SOLUTIONS FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.59%
NOMURA CLIMATE SOLUTIONS FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	7.72%
NOMURA CLIMATE SOLUTIONS FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	23.83%
NOMURA CLIMATE SOLUTIONS FUND CLASS R	AMERICAN UNITED LIFE INS CO GROUP RETIREMENT ACCOUNT 1 AMERICAN SQ INDIANAPOLIS IN 46282-0002	8.70%

NOMURA CLIMATE SOLUTIONS FUND CLASS R	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	24.43%
NOMURA CLIMATE SOLUTIONS FUND CLASS R	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	65.82%
NOMURA CLIMATE SOLUTIONS FUND CLASS R6	NATIONWIDE TRUSTCO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	17.14%
NOMURA CLIMATE SOLUTIONS FUND CLASS R6	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.87%
NOMURA CLIMATE SOLUTIONS FUND CLASS R6	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	18.81%
NOMURA CLIMATE SOLUTIONS FUND CLASS R6	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	17.21%

NOMURA CLIMATE SOLUTIONS FUND CLASS R6	VOYA RETIREMENT INSURANCE AND ANNUITY CO ONE ORANGE WAY WINDSOR CT 06095-4773	17.23%
NOMURA CLIMATE SOLUTIONS FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	15.31%
NOMURA CLIMATE SOLUTIONS FUND CLASS Y	EMPOWER ANNUITY INSURANCE FBO FUTURE FUNDS II 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	10.65%
NOMURA CLIMATE SOLUTIONS FUND CLASS Y	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	24.50%
NOMURA CLIMATE SOLUTIONS FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	21.19%
NOMURA CLIMATE SOLUTIONS FUND CLASS Y	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	6.97%

NOMURA CLIMATE SOLUTIONS FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	14.70%
NOMURA CLIMATE SOLUTIONS FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	49.18%
NOMURA CLIMATE SOLUTIONS FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.37%
NOMURA NATURAL RESOURCES FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	42.40%
NOMURA NATURAL RESOURCES FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	6.53%
NOMURA NATURAL RESOURCES FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	9.73%

NOMURA NATURAL RESOURCES FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.34%
NOMURA NATURAL RESOURCES FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.02%
NOMURA NATURAL RESOURCES FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	38.31%
NOMURA NATURAL RESOURCES FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	30.71%
NOMURA NATURAL RESOURCES FUND CLASS R	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	15.33%
NOMURA NATURAL RESOURCES FUND CLASS R	TALCOTT RESOLUTION LIFE INSURANCE C PO BOX 5051 HARTFORD CT 06102	60.46%

NOMURA NATURAL RESOURCES FUND CLASS R6	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	7.91%
NOMURA NATURAL RESOURCES FUND CLASS R6	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	11.54%
NOMURA NATURAL RESOURCES FUND CLASS R6	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	5.05%
NOMURA NATURAL RESOURCES FUND CLASS R6	NATIONWIDE TRUSTCO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	6.96%
NOMURA NATURAL RESOURCES FUND CLASS R6	OPPENHEIMER & CO INC. FBO ALICE HILF PAS 14006 SE 90TH ST NEWCASTLE WA 98059	7.12%
NOMURA NATURAL RESOURCES FUND CLASS R6	OPPENHEIMER & CO INC. FBO DONNA COHAN-BROOKS PAS ACCOUNT 8224 2ND AVE NE SEATTLE WA 98115-4012	6.20%

NOMURA NATURAL RESOURCES FUND CLASS R6	THE LINCOLN LIFE INSURANCE COMPANY 1300 S CLINTON ST MSC 5C00 FORT WAYNE IN 46802-3506	11.22%
NOMURA NATURAL RESOURCES FUND CLASS Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.05%
NOMURA NATURAL RESOURCES FUND CLASS Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7.94%
NOMURA NATURAL RESOURCES FUND CLASS Y	TALCOTT RESOLUTION LIFE INSURANCE C PO BOX 5051 HARTFORD CT 06102	60.10%
NOMURA NATURAL RESOURCES FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	28.27%
NOMURA NATURAL RESOURCES FUND INSTITUTIONAL CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	21.84%

NOMURA NATURAL RESOURCES FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14.79%
NOMURA NATURAL RESOURCES FUND INSTITUTIONAL CLASS	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	7.83%
NOMURA NATURAL RESOURCES FUND INSTITUTIONAL CLASS	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.82%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.17%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	9.46%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	15.25%

NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.01%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.49%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	8.11%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	59.34%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	17.87%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS R	ASCENSUS TRUST COMPANY FBO AG RISK SOLUTIONS RETIREMENT PLAN P.O. BOX 10758 FARGO, ND 58106	29.55%

NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS R	ASCENSUS TRUST COMPANY FBO STEINKEMPER LAW PC LLO 401K P.O. BOX 10758 FARGO, ND 58106	5.81%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS R	ASCENSUS TRUST COMPANY FBO VICTOR N. YAMOUTI PENSION PLAN P.O. BOX 10758 FARGO, ND 58106	8.02%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS R	EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	5.96%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS R	MID ATLANTIC TRUST COMPANY FBO PETROTEK ENGINEERING CORPORATION 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	10.45%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS R6	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	11.52%
NOMURA GLOBAL LISTED REAL ASSETS FUND CLASS R6	LINCOLN RETIREMENT SERVICES COMPANY FBO MMH INC RETIREMENT PLAN PO BOX 7876 FORT WAYNE IN 46801-7876	76.44%

NOMURA GLOBAL LISTED REAL ASSETS FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	31.68%
NOMURA GLOBAL LISTED REAL ASSETS FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	53.87%
NOMURA VIP ENERGY SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO 1300 S CLINTON ST FORT WAYNE IN 46802-3506	14.09%
NOMURA VIP ENERGY SERVICE CLASS	NATIONWIDE LIFE INSURANCE CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.04%
NOMURA VIP ENERGY SERVICE CLASS	PACIFIC LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	5.73%
NOMURA VIP ENERGY SERVICE CLASS	PACIFIC LIFE INS COMPANY SEPARATE ACCOUNT A 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6397	58.53%

NOMURA VIP ENERGY STANDARD CLASS	LINCOLN NATIONAL LIFE INSURANCE CO 1300 S CLINTON ST FORT WAYNE IN 46802-3506	100.00%
NOMURA VIP NATURAL RESOURCES SERVICE CLASS	AUGUSTAR LIFE INSURANCE CO FBO ITS SEPARATE ACCOUNTS 1 FINANCIAL WAY CINCINNATI OH 45242-5800	30.53%
NOMURA VIP NATURAL RESOURCES SERVICE CLASS	JEFFERSON NATIONAL LIFE INSURANCE COMPANY 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223-6175	5.96%
NOMURA VIP NATURAL RESOURCES SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL ANNUITIES 400 ROBERT ST N SAINT PAUL MN 55101-2099	26.15%
NOMURA VIP NATURAL RESOURCES SERVICE CLASS	MINNESOTA LIFE INSURANCE CO INDIVIDUAL LIFE 400 ROBERT ST N SAINT PAUL MN 55101-2099	14.67%
NOMURA VIP NATURAL RESOURCES SERVICE CLASS	MINNESOTA LIFE INSURANCE CO MINNESOTA LIFE WRVA 400 ROBERT ST N SAINT PAUL MN 55101-2099	5.17%

NOMURA VIP NATURAL RESOURCES SERVICE CLASS	NATIONWIDE LIFE INSURANCE CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.42%
NOMURA VIP NATURAL RESOURCES SERVICE CLASS	NATIONWIDE LIFE INSURANCE CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	6.15%

IVY FUNDS
Nomura Climate Solutions Fund (formerly, Macquarie Climate Solutions Fund)
Nomura Natural Resources Fund (formerly, Macquarie Natural Resources Fund)

DELAWARE POOLED TRUST
Nomura Global Listed Real Assets Fund (formerly, Macquarie Global Listed Real Assets Fund)

IVY VARIABLE INSURANCE PORTFOLIOS
Nomura VIP Energy Series (formerly, Macquarie VIP Energy Series)
Nomura VIP Natural Resources Series (formerly, Macquarie VIP Natural Resources Series)

100 Independence
610 Market Street
Philadelphia, PA 19106-2354
NOTICE OF INTERNET AVAILABILITY
OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Nomura Climate Solutions Fund, Nomura Natural Resources Fund, Nomura Global Listed Real Assets Fund, Nomura VIP Energy Series and Nomura VIP Natural Resources Series (each a “Fund” and together the “Funds”), each series of the trusts listed above (each a “Trust” and together the “Trusts”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at nomuraassetmanagement.com/literature.

The Joint Information Statement details the approval of sub-advisory agreements with Van Eck Associates Corporation (“VanEck”) as a sub-advisor to the Funds. VanEck began serving as a sub-advisor for the Funds effective October 1, 2025. A more detailed description of VanEck and its investment operations, information about the sub-advisory agreements, and the reasons the Board of Trustees (the “Board”) of the Trusts approved VanEck as a sub-advisor, are included in the Joint Information Statement.

Delaware Management Company (the “Manager”) is the investment manager to each series of the Trusts, including the Funds. The Manager employs a “manager of managers” arrangement in managing the assets of the Trusts. In connection therewith, the Trusts and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trusts or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Information Statement is being mailed beginning on or about December 10, 2025 to shareholders of record of the Funds as of December 4, 2025. The Joint Information Statement is available on the Funds’ website at nomuraassetmanagement.com/literature (with respect to the retail Funds) and nomuraassetmanagement.com/vip-literature (with respect to the variable insurance Funds) on or about December 10, 2025 until at least May 10, 2026. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, your insurance company, or calling
800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.